                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 15, 2003
                                                          -------------

                          CNH CAPITAL RECEIVABLES INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


            333-38040                                 39-1995297
       ----------------------              ---------------------------------
      (Commission File Number)            (I.R.S. Employer Identification No.)


                 100 South Saunders Road Lake Forest, IL 60045
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (847) 735-9200
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


 Exhibit
    No.      Document Description
---------    --------------------

20.1         Monthly Servicer Report dated July 15, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CNH CAPITAL RECEIVABLES INC.
                                                         (Registrant)


Dated: July 15, 2003                        By:    /s/ Brian J. O'Keane
                                                --------------------------------
                                                       Brian J. O'Keane
                                                       Assistant Treasurer

                                INDEX TO EXHIBITS



 Exhibit    Sequential
   No.      Document Description
-------     --------------------

20.1     Monthly Servicer Report dated July 15, 2003.